AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 11, 2000

                                                        REGISTRATION NO. 2-87566
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       ---------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 16
                                       TO
                                    FORM S-6

                       ---------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                       ---------------------------------

A. EXACT NAME OF TRUST:

                              EQUITY INVESTOR FUND
                             SECOND EXCHANGE SERIES
                                  AT&T SHARES
                              DEFINED ASSET FUNDS

B. NAMES OF DEPOSITORS:

                   MERRILL LYNCH, PIERCE, FENNER & SMITH INC.
                           SALOMON SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:

 MERRILL LYNCH, PIERCE,                                      SALOMON SMITH BARNEY INC.
     FENNER & SMITH                                      388 GREENWICH STREET--23RD FLOOR
      INCORPORATED                                              NEW YORK, NY 10013
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051

      PRUDENTIAL SECURITIES                               DEAN WITTER REYNOLDS INC.
          INCORPORATED                                         TWO WORLD TRADE
       ONE NEW YORK PLAZA                                    CENTER--59TH FLOOR
       NEW YORK, NY 10292                                    NEW YORK, NY 10048

D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.                                    MICHAEL KOCHMANN
      P.O. BOX 9051                                       388 GREENWICH ST.
PRINCETON, NJ 08543-9051                                 NEW YORK, NY 10013
                                  COPIES TO:
                            PIERRE DE SAINT PHALLE,
   LEE B. SPENCER, JR.               ESQ.                DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA        450 LEXINGTON AVENUE     DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292         NEW YORK, NY 10017           TWO WORLD TRADE
                                                         CENTER--59TH FLOOR
                                                         NEW YORK, NY 10048

The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on March 28, 2000.

Check box if it is proposed that this filing will become effective on October 20, 2000 pursuant to paragraph (b) of Rule 485. /X/
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

                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           EQUITY INVESTOR FUND
                           SECOND EXCHANGE SERIES
                           AT&T SHARES
                           (A UNIT INVESTMENT TRUST)

                           -  MONTHLY INCOME
                           -  PROFESSIONAL SELECTION
                           -  OPTIONAL REINVESTMENT OF CASH DISTRIBUTIONS

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH
INCORPORATED               -----------------------------------------------------
SALOMON SMITH BARNEY INC.  The Securities and Exchange Commission has not
PRUDENTIAL SECURITIES      approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated October 20, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, JUNE 30, 2000.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    5
  Records and Reports.............................    7
The Risks You Face................................    5
  Concentration Risk..............................    5
  Litigation and Legislation Risks................    6
Selling Units.....................................    6
  Sponsors' Secondary Market......................    6
  Selling Units to the Trustee....................    6
  Exchange Option.................................    7
How The Fund Works................................    7
  Pricing.........................................    7
  Evaluations.....................................    7
  Income..........................................    8
  Expenses........................................    8
  Portfolio Changes...............................    8
  Fund Termination................................    9
  Certificates....................................    9
  Trust Indenture.................................    9
  Legal Opinion...................................   10
  Auditors........................................   10
  Sponsors........................................   10
  Trustee.........................................   10
  Underwriters' and Sponsors' Profits.............   10
  Public Distribution.............................   11
  Code of Ethics..................................   11
  Year 2000 Issues................................   11
Taxes.............................................   11
Supplemental Information..........................   12
Financial Statements..............................  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE PORTFOLIO'S OBJECTIVE?
 - The objective of this Defined Fund is current income by investing in a fixed portfolio consisting of shares of AT&T common stock and shares of common stock of the regional Bell operating companies created following its 1983 Plan of Reorganization.

 2. WHAT IS THE FUND'S INVESTMENT STRATEGY?
 - The Portfolio contains 8 common stocks in the telecommunications sector originally selected by the Sponsors for current income.

   -- The Fund is designed for investors who want to invest a portion of their equity portfolio in the telecommunications sector.
   -- Since all of the Portfolio stocks are in the telecommunications sector, this Fund is not designed to be a complete equity investment program.
 - The Fund plans to hold the stocks in the Portfolio for approximately eight years. The Fund will terminate by August 1, 2008.

 3. WHAT INDUSTRY SECTORS ARE REPRESENTED IN THE PORTFOLIO?
   100% of the Portfolio represents the telecommunmications industry. Each issuer represents the following percentages of the Fund:

                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
SBC Communications                                        28%
Verizon                                                   14%
Lucent Technologies                                       15%
AT&T                                                      12%
Bell South Corporation                                    15%
Vidafone AirTouch                                          8%
U.S. West Communications                                   7%
NCR Corporation                                            1%

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
 - Stock prices can be volatile.
 - Dividend rates on the stocks or share prices may decline during the life of the Fund.
 - Because the Portfolio is concentrated in the telecommunications sector, adverse developments in this industry may affect the value of your units.
 - The Fund may continue to hold the stocks originally selected even though their market value or yield may have changed.

 5. IS THIS FUND APPROPRIATE FOR YOU?
   Yes, if you want current monthly income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.
   The Fund is NOT appropriate for you if you are unwilling to take the risk involved with an equity investment.

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.
   Estimated Annual Operating Expenses

                                                     AMOUNT
                                                    PER UNIT
                                                    --------
Trustee's Fee                                       $ .0024
Portfolio Supervision,
Bookkeeping and
Administrative Fees
(including updating
expenses)                                           $ .0018
Other Operating Expenses                            $ .0087
                                                    -------
TOTAL                                               $0.0129

   The Sponsors historically paid updating expenses.

INVESTOR FEES

   You will pay an up-front sales fee of 2.50%. The fee will be reduced for quantity purchases, as follows:

 7. IS THE FUND MANAGED?
   Unlike a mutual fund, the Fund is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances.

 8. HOW DO I BUY UNITS?
   The minimum investment is one unit.
   You can buy units from the Sponsors.

UNIT PRICE PER UNIT                                 $21.16
(as of June 30, 2000)

   Unit price is based on the net asset value of the Fund plus the up-front sales fee.
   The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to the Sponsors or the Trustee for the net asset value determined at the close of business on the date of sale.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   The Fund pays monthly distributions of any dividend income, net of expenses, on the 1st of each month, if you own units on the 15th of the preceding month. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the Portfolio. A portion of the dividend payments may be used to pay expenses of the Portfolio. Foreign investors' shares of dividends will generally be subject to withholding taxes.

11. WHAT OTHER SERVICES ARE AVAILABLE?

   REINVESTMENT
   You may choose to reinvest your distributions into additional units of the Fund. Unless you choose reinvestment, you will receive your distributions in cash.

   EXCHANGE PRIVILEGES
   You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

Because the Fund generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:

  - changes to the Portfolio because of sales of securities;
  - changes in the Fund's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:

- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- annual reports on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in stocks of the telecommunications industry.

These companies:

- provide local, long-distance, wireless, cable television and internet services and information systems;
- manufacture of telecommunications products; and
- operate voice, data and video telecommunications networks.

Payment on common stocks of companies in this industry generally depends upon:

- the amount and growth of customer demand;
- the level of rates they are allowed to charge; and
- the effects of inflation on the cost of providing services and the rate of technological innovation.

The domestic telecommunications industry is characterized by increasing competition in all sectors and regulation by the Federal Communications Commission and various state regulatory authorities. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology.

Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility.

In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

While the worldwide market for telecommunications equipment is expected to grow, we cannot predict the overall effect on the Portfolio of factors such as:

- competing technologies;
- increasing capital requirements;
- protectionist actions by foreign governments; and
- demand for new technologies.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the Fund by:

  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the Portfolio securities, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, youcan sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Fund.

You may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund or you may exchange units of this Fund for units of certain other funds at a reduced sales fee, if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged an initial sales fee.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

- The annual income per unit, after deducting estimated annual Fund expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of monthly distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.
- Subject to the reinvestment plan, your monthly income distribution will be substantially equal to 1/12 of your share of the estimated annual income, net of estimated expenses.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 7 CENTS per 100 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the Portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by deliverying satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a
wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned
subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of
PaineWebber Group Inc.)
1285 Avenue of the Americas,
New York, NY 10019                                   12.50%
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary
of Morgan Stanley
Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York,101 Barclay Street--17W, New York, New York 10268, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for your units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this Prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in the Portfolio. We cannot predict whether any impact will be material to the Portfolio as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio.

You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends received deduction if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption) or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an 'in-kind' distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If your net long-term capital gains exceed your short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio sill be long-term if you are considered to have held your investment which produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in units that you have purchased for cash will be equal to the cost of the units, including the sales fee. You should not increase your basis in your units by deferred sales charges or organizational expenses. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses, but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount currently $128,950 ($64,475 for a married person filing separately).

NEW YORK TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible aplication of federal, state and local, and foreign taxes.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

 DEFINED ASSET FUNDS - THE EQUITY INVESTOR FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES


 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders of
   Defined Asset Funds - Equity Investor Fund,
   Second Exchange Series - AT&T Shares:

 We have audited the accompanying statement of condition of Defined Asset Funds - The Equity Investor Fund, Second Exchange Series - AT&T Shares as of June 30, 2000 and the related statements of operations and of changes in net assets for the years ended June 30, 2000, 1999 and 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at June 30, 2000, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined
 Asset Funds - The Equity Investor Fund, Second Exchange Series - AT&T Shares, at June 30, 2000 and the results of its operations and changes in its net assets for the above-stated years in accordance with accounting principles generally accepted in the United States of America.


 DELOITTE & TOUCHE LLP

 New York, N.Y.
 September 9, 2000

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES


 STATEMENT OF CONDITION
 AS OF JUNE 30, 2000

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $17,778,352) (Notes 1 and 2)............                $74,557,461
   Dividends receivable............................                     75,474
   Cash............................................                     22,783
   Prepaid expenses................................                      1,301
   Receivable due from AT&T merger.................                  2,289,805
                                                                  _____________

             Total trust property..................                 76,946,824

 Less Liabilities - Distribution payable...........                    111,581
                                                                  _____________

 NET ASSETS, REPRESENTED BY:
   3,719,371 units of fractional undivided
     interest outstanding (Notes 6 and 8)..........  $76,833,919
   Excess of income distributed over net
     investment income.............................        1,324
                                                    ____________
                                                                   $76,835,243
                                                                 ==============

 UNIT VALUE ($76,835,243/3,719,371 units)..........                     $20.66
                                                                 ==============


                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

 STATEMENTS OF OPERATIONS

                                                    ............Years Ended June 30,..........

                                                         2000          1999          1998
 INVESTMENT INCOME:
   Dividend income................................. $  1,414,340   $ 1,281,286   $ 1,317,253
   Trustee's fees and expenses.....................      (41,803)      (38,935)      (41,410)
   Sponsors' fees .................................       (6,572)       (3,052)       (1,578)
                                                    __________________________________________

   Net investment income...........................    1,365,965     1,239,299     1,274,265
                                                    __________________________________________

   REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENT:
       Realized gain on securities sold
           or redeemed.............................    3,496,023       927,416       332,829
       Unrealized appreciation (depreciation)
           of investments..........................  (20,033,492)   31,141,094    20,314,553
                                                    __________________________________________

   Net realized and unrealzed gain (loss) on
       investments.................................  (16,537,469)   32,068,510    20,647,382
                                                    __________________________________________

   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS............................... $(15,171,504)  $33,307,809   $21,921,647
                                                    ==========================================

                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

  STATEMENTS OF CHANGES IN NET ASSETS

                                                    ............Years Ended June 30,..........
                                                          2000          1999          1998
 OPERATIONS:
   Net investment income...........................  $ 1,365,965   $ 1,239,299   $ 1,274,265
   Realized gain on securities sold
       or redeemed.................................    3,496,023       927,416       332,829
   Unrealized appreciation (depreciation) of
      investments..................................  (20,033,492)   31,141,094    20,314,553
                                                    __________________________________________

   Net increase (decrease) in net assets resulting
      from operations..............................  (15,171,504)   33,307,809    21,921,647
                                                    __________________________________________

 DISTRIBUTIONS TO HOLDERS (Note 3):
   Income..........................................   (1,320,903)   (1,288,801)   (1,270,679)
   Principal.......................................     (530,001)
                                                    __________________________________________
 Total Distributions...............................   (1,850,904)   (1,288,801)   (1,270,679)

 CAPITAL SHARE TRANSACTIONS:
   Issuance of 45,982, 3,608,520 and 774
      additional units, respectively (Note 4)......   1,156,923                     253,918
   Redemtpions of 85,486, 1,158 and 1,395 units,
      respectively (Note 5)........................  (1,985,878)      (548,574)     (484,391)
                                                     _________________________________________

 Net capital share transactions....................    (828,955)      (548,574)     (230,473)
                                                     _________________________________________

 NET INCREASE (DECREASE) IN NET ASSETS............. (17,851,363)    31,470,434    20,420,495

 NET ASSETS AT BEGINNING OF YEAR...................  94,686,606     63,216,172    42,795,677
                                                    __________________________________________

 NET ASSETS AT END OF YEAR......................... $76,835,243    $94,686,606   $63,216,172
                                                    ==========================================

 PER UNIT, (Note 8):
   Principal distributions during year.............       $.141
                                                    ==========================================
   Income distributions during year................       $.351         $5.79         $8.36
                                                    ==========================================

   Net asset value at end of year..................      $20.66       $25.19       $417.23
                                                    ==========================================

 TRUST UNITS OUTSTANDING AT END OF YEAR (Note 8)...   3,719,371    3,758,875       151,513
                                                    ==========================================

                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. A summary of the significant accounting policies, which are in conformity with generally accepted accounting principles, followed by the Fund in the preparation of its financial statements since
     December 7, 1983, it's initial date of deposit, is as follows:

     (a) Securities are stated at market value based on the last sales prices reported at the close of business on the New York Stock Exchange. The aggregate cost of securities represents the market value of the securities on the dates they were acquired by the Fund; the appropriate portion of such aggregate cost was allocated among the portfolio holdings in shares of AT&T and seven regional holding companies following their divestiture by AT&T in accordance with its Plan of Reorganization. Realized gains or losses on sales of securities are determined using the first-in first-out cost basis.


     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income has been recognized on the ex-dividend date.


  2. PORTFOLIO - JUNE 30, 2000

                                                      Number
                                                      Shares
                                                      Common                    Market
                 Name of Issuer                       Stock          Cost       Value
                ________________                     ________       _______    _________
     AT&T (3)                                         272,321   $ 3,555,425  $ 8,612,151
     Bell Atlantic Corporation                        207,280     3,605,834   10,532,364
     BellSouth Corporation                            263,788     2,503,108   11,243,964
     Lucent Technologies                              189,929     1,332,875   11,253,293
     NCR Corp.                                          9,159       148,722      356,629
     SBC Communications (2)                           493,049     4,964,837   21,324,369
     U.S. West Inc                                     60,201       919,079    5,162,150
     Vodafone Airtouch (1)                            146,547       748,472    6,072,541
                                                                 __________   __________

     Total                                                      $17,778,352  $74,557,461
                                                                ===========  ===========

(1) Received a 5 for 1 stock split.
(2) Received 1.3160 shares for each share of Airtoch Communication, Inc.
(3) Received 1.4912 per share for 35,202 shares of UMG.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
SECOND EXCHANGE SERIES - AT&T SHARES

 NOTES TO FINANCIAL STATEMENTS


  3. DISTRIBUTIONS

     Any monthly distributions to Holders, who have not elected to participate in the Fund's Reinvestment Plan, are made on or about the first day of each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distibuted periodically. The income distribution payable at June 30, 2000 was at the rate of $0.030 per unit.

  4. REINVESTMENT PROGRAM

     Holders may reinvest any distibutions in the Fund by executing an appropriate notice of election to participate in the Fund's Reinvestment Plan. The Sponsors (Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter Inc., Prudential Securities Inc. and Smith Barney Inc.) may, in their sole discretion, cancel the Fund's Reinvestment Plan at any time. Subsequent to March 31, 1984, Holders of The Equity Income Fund, First Exchange Series - AT&T Shares could, by executing an Appropriate notice of election, reinvest any of their distributions from that Fund into this Fund.

  5. REDEMPTIONS

     Holders may request redemptions of units by presentation thereof to the Trustee, The Bank of New York. The Trustee has the option of redeeming units in kind or in cash.

  6. NET CAPITAL

     Cost, including reinvested distributions, of 3,719,371 units at Dates of Deposit............................................................  $18,522,650
     Less sales charge.......................................................      833,175
                                                                              ____________
     Net amount applicable to Holders........................................   17,689,475
     Redemptions of units - net cost of 93,725 units redeemed less redemption
       amounts...............................................................   (3,020,691)
     Realized gain on securities sold or redeemed............................    5,916,026
     Principal distributions.................................................     (530,001)
     Unrealized appreciation of investments..................................   56,779,110
                                                                              ____________

     Net capital applicable to Holders.......................................  $76,833,919
                                                                              ============

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
SECOND EXCHANGE SERIES - AT&T SHARES

 NOTES TO FINANCIAL STATEMENTS

  7. INCOME TAXES

     All Fund items of income received, expenses paid, and realized gains and losses on securities sold are attributable to the Holder's on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

     At June 30, 2000, the cost of investment securities for Federal income tax purposes was approximately equivalent to the cost as shown in the Fund's portfolio.

  8. FUND UNITS

     Fund units were split 25 for 1 effective March 4, 1999.

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SECOND EXCHANGE SERIES
recent free Information                  AT&T SHARES
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         2-87566) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                    11820--10/00

                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement on Form S-6 comprises the following papers and documents:

    The facing sheet of Form S-6.

    The Cross-Reference Sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

    The Prospectus.

    Additional Information not included in the Prospectus (Part II).

The following exhibits:

 1.1            -- Form of Trust Indenture (incorporated by reference to Exhibit
                1.1 to the Registration Statement of Equity Income Fund, Select
                   S&P Industrial Portfolio 1997 Series A. 1933 Act File No.
                   33-05683.
 1.1.1          -- Form of Standard Terms and Conditions of Trust Effective
                October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund,
                   Multistate Series--48, 1933 Act File No. 33-50247).
 1.11.1         -- Merrill Lynch Code of Ethics (incorporated by reference to
                Exhibit 1.11.1 to Post-Effective Amendment No. 2 to the
                   Registration Statement of Equity Participation Series, Low
                   Five Portfolio, Defined Asset Funds, 1933 Act File No.
                   333-05685).
 1.11.2 -- Equity Investor Fund Code of Ethics (incorporated by reference to Exhibit 1.11.2 to Post-Effective Amendment No. 2 to the
                   Registration Statement of Equity Participation Series, Low
                   Five Portfolio, Defined Asset Funds, 1933 Act File No.
                   333-05685).
 1.2 -- Form of Master Agreement Among Underwriters (incorporated by reference to Exhibit 1.2 to the Registration Statement of The
                   Corporate Income Fund, One Hundred Ninety-Fourth Monthly
                   Payment Series, 1933 Act File No. 2-90925).
 3.1 -- Opinion of counsel as to the legality of the securities being issued including their consent to the use of their names under the heading "How The Fund Works--Legal Opinion" in the
                   Prospectus.
 5.1            -- Consent of independent accountants.
 9.1            -- Information Supplement (incorporated by reference to Exhibit
                9.1 to the Registration Statement of Equity Investor Fund,
                   Exchange Series AT&T Shares-2, 1933 Act File No. 2-87566).

                              EQUITY INVESTOR FUND
                             SECOND EXCHANGE SERIES
                                  AT&T SHARES
                              DEFINED ASSET FUNDS

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, EQUITY INVESTOR FUND, SECOND EXCHANGE SERIES AT&T SHARES, DEFINED ASSET FUNDS, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 11TH DAY OF OCTOBER, 2000.

                SIGNATURES APPEAR ON PAGE R-3, R-4, R-5 AND R-6.

    A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Salomon Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute    Powers of Attorney have been filed
  a majority of                                            under
  the Board of Directors of Merrill         Form SE and the following 1933 Act
  Lynch, Pierce,                                            File
  Fenner & Smith Incorporated:                      Number: 333-70593

     HERBERT M. ALLISON, JR.
     GEORGE A. SCHIEREN
     JOHN L. STEFFENS

     JAY M. FIFE
      (As authorized signatory for Merrill Lynch, Pierce,
      Fenner & Smith Incorporated and
      Attorney-in-fact for the persons listed above)

                           SALOMON SMITH BARNEY INC.
                                   DEPOSITOR

By the following persons, who constitute a majority of        Powers of Attorney
  the Board of Directors of Salomon Smith Barney Inc.:          have been filed
                                                                under the 1933 Act
                                                                File Numbers:
                                                                333-63417 and
                                                                333-63033

     MICHAEL A. CARPENTER
     DERYCK C. MAUGHAN

     By GINA LEMON
       (As authorized signatory for
       Salomon Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute a majority of                  Powers of Attorney
  the Board of Directors of Prudential Securities                         have been filed
  Incorporated:                                                           under Form SE and
                                                                          the following 1933
                                                                          Act File Numbers:
                                                                          33-41631 and
                                                                          333-15919

     ROBERT C. GOLDEN
     ALAN D. HOGAN
     A. LAURENCE NORTON, JR.
     LELAND B. PATON
     VINCENT T. PICA II
     MARTIN PFINSGRAFF
     HARDWICK SIMMONS
     LEE B. SPENCER, JR.
     BRIAN M. STORMS

     By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR

By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085,
  Reynolds Inc.:                            333-13039, 333-47553, 333-89009 and
                                            333-39302.

     BRUCE F. ALONSO
     RICHARD M. DeMARTINI
     RAYMOND J. DROP
     JAMES F. HIGGINS
     DONALD G. KEMPF, JR.
     JOHN J. MACK
     MITCHELL M. MERIN
     STEPHEN R. MILLER
     PHILIP J. PURCELL
     JOHN H. SCHAEFER
     THOMAS C. SCHNEIDER
     ALAN A. SCHRODER
     ROBERT G. SCOTT

     By MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)